UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 11, 2010

Omni Bio Pharmaceutical, Inc.
(Exact name of registrant as specified in its charter)

Colorado	000-52530	20-8097969
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5350 South Roslyn, Suite 430, Greenwood Village, CO	80111
(Address of principal executive offices)	(Zip Code)

(303) 867-3415
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

As previously announced in a press release dated June 8, 2010, Dr. Charles Dinarello, Acting Chief Executive Officer of Omni Bio Pharmaceutical, Inc. (the “Company”), Edward Larkin, Chief Operating Officer of the Company and Dr. Leland Shapiro, principal scientific investigator for the Company, will deliver a presentation on June 11, 2010 at 11:30 a.m. Eastern time at the Jefferies Global Life Sciences Conference being held June 8-11, 2010 at the Grand Hyatt Hotel in New York City.  A copy of the presentation is furnished herewith as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit 99.1	Presentation to Jefferies Global Life Sciences Conference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Omni Bio Pharmaceutical, Inc.

Date: June 11, 2010

By: /s/ Robert C. Ogden
Robert C. Ogden
Chief Financial Officer

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Exhibit Index

Exhibit No.      Description

Exhibit 99.1	Presentation to Jefferies Global Life Sciences Conference

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